UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 6, 2010

PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52059                                                      20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of PGT, Inc. (“PGT”) held on April 6, 2010, PGT’s stockholders, upon the recommendation of the Board of Directors, approved an amendment and restatement of the PGT, Inc. 2006 Equity Incentive Plan (as amended and restated, the “Amended and Restated 2006 Plan”) which, among other things, (i) increases the number of shares of common stock available for grant under the Amended and Restated 2006 Plan; (ii) effects certain changes to the Amended and Restated 2006 Plan to comply with Section 162(m) of the Internal Revenue Code; and (iii) allows PGT to offer participants the opportunity to tender certain outstanding equity awards for cancellation in exchange for the issuance of replacement stock options.

A brief summary of the Amended and Restated 2006 Plan is included in PGT’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2010 in the section entitled “Summary of the Amended and Restated Plan.” The summary of the Amended and Restated 2006 Plan contained in the proxy statement is qualified by and subject to the full text of the Amended and Restated 2006 Plan, which is filed as Appendix A to the proxy statement and incorporated herein by reference.

A brief summary of the Equity Exchange and specific awards, and modifications to awards, of named executive officers is included in PGT’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2010 in the section entitled “Changes to the Original Plan – Exchanges of Equity Awards – Equity Exchange” and is incorporated herein by reference.  All replacement options offered to named executive officers, as described in the proxy statement, were accepted, and the exercise price of all such replacement options is $2.00, which was the closing price of PGT’s common stock as quoted on the Nasdaq Global Market on April 5, 2010.

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at PGT’s Annual Meeting of Stockholders held on April 6, 2010, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Each of the four directors recommended by PGT’s Board of Directors for re-election was elected by the following votes to serve until PGT’s 2013 Annual Meeting of Stockholders and until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Director Name:	Votes For	Votes Withheld	Broker Non-Votes
Alexander R. Castaldi	37,912,539	4,347,763	—
M. Joseph McHugh	42,241,578	18,724	—
William J. Morgan	42,241,718	18,584	—
Randy L. White	37,917,710	4,342,592	—

Stockholders also approved PGT’s Amended and Restated 2006 Equity Incentive Plan. The tabulation of votes on this matter was as follows: 35,804,357 votes for; 5,187,995 votes against; and 1,267,950 abstentions. There were no broker non-votes on this matter.

Stockholders ratified the selection of Ernst & Young LLP as PGT’s independent auditors for PGT’s 2010 fiscal year. The tabulation of votes on this matter was as follows: 42,178,889 votes for; 78,963 votes against; and 2,450 abstentions. There were no broker non-votes on this matter.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	PGT, Inc. Amended and Restated 2006 Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s definitive proxy statement on Schedule 14A, filed on March 22, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By: /s/   Mario Ferrucci III
       Name:  Mario Ferrucci III
       Title:  Vice President, General Counsel, and
         Secretary

    Dated:  April 12, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	PGT, Inc. Amended and Restated 2006 Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s definitive proxy statement on Schedule 14A, filed on March 22, 2010)